UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 2011

Community West Bancshares
(Exact name of registrant as specified in its charter)

California	000-23575	77-0446957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Pine Avenue, Goleta, California	93117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (805) 692-5821

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

     Community West Bancshares is filing this amendment to its Current Report on Form 8-K, as filed with the Securities and Exchange Commission on January 20, 2011 to file under Item 2.02 its earnings press release issued on January 20, 2011 that was previously furnished under Item 2.01. All other information included in the original filing is unchanged.

Item 2.02. Results of Operations and Financial Condition.

On January 20, 2011 the Company issued a press release announcing financial results for the quarter and year ended December 31, 2010. A copy of the press release is attached as Exhibit 99.1 to this current Report on Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements. - not applicable
(b) Pro forma financial statements. - not applicable
(c) The following exhibit is being furnished herewith:

99.1	Press release dated January 20, 2011, entitled "Community West Bancshares Reports Profit of $1.1 million for 4Q10 and $2.1 million for the Year, Results Highlighted by Net Interest Margin Expansion and Strong Core Deposit Growth"

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community West Bancshares (Registrant)
January 26, 2011 (Date)	/s/ CHARLES G. BALTUSKONIS Charles G. Baltuskonis Executive Vice President and Chief Financial Officer